VIA FACSIMILE 801-588-4510

Evans & Sutherland Computer Corporation
600 Komas Drive
Salt Lake City, Utah 84108
Attn: Vice President/Treasurer

            Re: Loan and Security Agreement by and between Evans and Sutherland Computer Corporation and Foothill Capital Corporation, dated as of December 14, 2000 ("Loan Agreement")

Ladies and Gentlemen:

           Reference is made with respect to the default of the following provision of the above-referenced Loan Agreement:

                     Section 6.17. Borrower has failed to maintain the Tangible Net Worth on September 30, 2001 as called for therein.

           Foothill hereby waives the default for the September 30, 2001 test, but reserves any and all rights to strictly enforce rights and remedies with respect to any subsequent financial covenant default, or any other item of default which may occur.

                                 Very truly yours,

                                 FOOTHILL CAPITAL CORPORATION



                                 By      /s/ Charles Kim
                                         -----------------------------------
                                            Charles Kim




cc: Brian Cunningham, Esq., Snell & Wilmer, 15 West South Temple, Suite 1200, Salt Lake City, Utah 84101 (via fax 801-257-1800)